________________________________________________________________________________
________________________________________________________________________________

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                       [x]
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement                    [ ] Confidential, for Use of
                                                       the Commission Only
                                                       (as permitted by
                                                       Rule 14a-6(e)(2))

[x] Definitive Proxy Statement

[ ] Definitive additional materials
[ ] Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        UBS PRIVATE INVESTOR FUNDS, INC.
               (NAME OF REGISTRANT/S AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

________________________________________________________________________________
(2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
(4) Proposed maximum aggregate value of transaction:

________________________________________________________________________________
(5) Total fee paid:

________________________________________________________________________________
[ ] Fee paid previously with preliminary materials.

________________________________________________________________________________
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

________________________________________________________________________________
(2) Form, Schedule or Registration Statement No.:

________________________________________________________________________________
(3) Filing Party:

________________________________________________________________________________
(4) Date Filed:

________________________________________________________________________________


________________________________________________________________________________
________________________________________________________________________________

                        UBS PRIVATE INVESTOR FUNDS, INC.
                              200 CLARENDON STREET

                           BOSTON, MASSACHUSETTS 02116

To the Shareholders of
      UBS Small Cap Fund
      UBS Large Cap Growth Fund
      UBS High Yield Bond Fund

Dear Shareholder:

      The attached Proxy Statement from the UBS Private Investor Funds, Inc. (the "Funds") discusses two Proposals that are being submitted to shareholders of each of the UBS Small Cap Fund, UBS Large Cap Growth Fund and UBS High Yield Bond Fund. A Shareholder Meeting has been called for December 22, 1997 to consider the Proposals. As a shareholder in one or more of these three mutual funds, we ask you to review the Statement and cast your vote on those Proposals which concern your Fund(s). The Funds' Board of Directors have recommended that shareholders approve the Proposals. Shareholders invested in more than one of the three Funds will find a proxy card enclosed for each Fund. The remaining funds in the UBS Private Investor Funds, Inc. series are not involved in this meeting.

      The two Proposals affecting each Fund seek approval of an investment advisory agreement between the Fund and Union Bank of Switzerland, New York Branch (the "Adviser") and approval of an investment sub-advisory agreement between the Adviser and UBS Asset Management (New York) Inc. on behalf of the Fund. Each Proposal is discussed in greater detail in the attached Proxy Statement. We encourage you to review the Proxy Statement and cast your vote at your earliest convenience.

      Your vote is important. You do not need to be physically present at the meeting, but you should complete and sign the enclosed voting instruction/proxy and return it promptly in the enclosed envelope. Every vote counts. We urge you to complete and return your proxy card(s) as soon as possible to avoid adjournment of the Shareholder Meeting. We must receive your proxy card(s) by December 19.

      We look forward to receiving your votes in favor of the Proposals. Thank you for your support of UBS Private Investor Funds, Inc.

                                      Sincerely,

                                      /s/ Paul J. Jasinski
                                      Paul J. Jasinski
                                      President
                                      UBS Private Investor Funds, Inc.

                        UBS PRIVATE INVESTOR FUNDS, INC.
                               UBS SMALL CAP FUND
                           UBS LARGE CAP GROWTH FUND
                            UBS HIGH YIELD BOND FUND
                              200 CLARENDON STREET
                          BOSTON, MASSACHUSETTS 02116

                            ------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD MONDAY, DECEMBER 22, 1997
                            ------------------------


     Notice is hereby given that a Special Meeting of Shareholders (the 'Meeting') of the UBS Small Cap Fund, UBS Large Cap Growth Fund and UBS High Yield Bond Fund (collectively the 'Funds', each a 'Fund'), each a series of UBS Private Investor Funds, Inc. (the 'Company'), will be held at the offices of Union Bank of Switzerland, New York Branch, 1345 Avenue of the Americas, New York, New York 10105, on Monday, December 22, 1997, at 10:00 a.m., Eastern Standard Time, for the purposes listed below. The matters to be voted on by shareholders are as follows:


              FOR THE SHAREHOLDERS OF THE UBS SMALL CAP FUND ONLY:

     1. To approve or disapprove a proposal to adopt an Investment Advisory Agreement between UBS Investor Portfolios Trust (the 'Trust') and Union Bank of Switzerland, New York Branch (the 'Adviser'), with respect to the assets of UBS Small Cap Portfolio ('Proposal 1').

     2. To approve or disapprove a proposal to adopt an Investment Sub-Advisory Agreement between the Adviser and UBS Asset Management (New York) Inc., (the 'Sub-Adviser'), with respect to the assets of UBS Small Cap Portfolio ('Proposal 2').

          FOR THE SHAREHOLDERS OF THE UBS LARGE CAP GROWTH FUND ONLY:

     3. To approve or disapprove a proposal to adopt an Investment Advisory Agreement between the Trust and the Adviser, with respect to the assets of UBS Large Cap Growth Portfolio ('Proposal 3').

     4. To approve or disapprove a proposal to adopt an Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser, with respect to the assets of UBS Large Cap Growth Portfolio ('Proposal 4').

           FOR THE SHAREHOLDERS OF THE UBS HIGH YIELD BOND FUND ONLY:

     5. To approve or disapprove a proposal to adopt an Investment Advisory Agreement between the Trust and the Adviser, with respect to the assets of UBS High Yield Bond Portfolio ('Proposal 5').

     6. To approve or disapprove a proposal to adopt an Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser, with respect to the assets of UBS High Yield Bond Portfolio ('Proposal 6').

     The Board of Directors of the Company have fixed the close of business on November 10, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.

                                          By Order of the Board of Directors

                                          SUSAN C. MOSHER
                                          Secretary

December 1, 1997

     YOUR VOTE IS IMPORTANT. YOU DO NOT NEED TO BE PHYSICALLY PRESENT AT THE MEETING, BUT YOU SHOULD COMPLETE AND SIGN THE ENCLOSED VOTING INSTRUCTION/PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR VOTING INSTRUCTION/PROXY AT ANY TIME PRIOR TO THE MEETING.

                        UBS PRIVATE INVESTOR FUNDS, INC.
                               UBS SMALL CAP FUND
                           UBS LARGE CAP GROWTH FUND
                            UBS HIGH YIELD BOND FUND
                              200 CLARENDON STREET
                          BOSTON, MASSACHUSETTS 02116
                            ------------------------
                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON MONDAY, DECEMBER 22, 1997
                            ------------------------


     This Proxy Statement is being furnished by UBS Private Investor Funds (the 'Company') to the shareholders of the UBS Small Cap Fund, UBS Large Cap Growth Fund and UBS High Yield Bond Fund (collectively the 'Funds', each a 'Fund'), each a series of the Company in connection with the solicitation of proxies by and on behalf of the Company's Board of Directors for use at the Special Meeting of Shareholders (the 'Meeting'), to be held at the office of Union Bank of Switzerland, New York Branch, 1345 Avenue of the Americas, New York, New York 10105, on Monday, December 22, 1997, at 10:00 a.m., Eastern Standard Time. This Proxy Statement is being mailed to shareholders of the Funds on or about December 1, 1997.


     As more fully described in this Proxy Statement, the Meeting has been called for the following purposes:

              FOR THE SHAREHOLDERS OF THE UBS SMALL CAP FUND ONLY:

     1. To approve or disapprove a proposal to adopt an Investment Advisory Agreement between UBS Investor Portfolios Trust (the 'Trust') and Union Bank of Switzerland, New York Branch (the 'Adviser'), on behalf of UBS Small Cap Portfolio ('Proposal 1').

     2. To approve or disapprove a proposal to adopt an Investment Sub-Advisory Agreement between the Adviser and UBS Asset Management (New York) Inc., (the 'Sub-Adviser'), on behalf of UBS Small Cap Portfolio ('Proposal 2').

          FOR THE SHAREHOLDERS OF THE UBS LARGE CAP GROWTH FUND ONLY:

     3. To approve or disapprove a proposal to adopt an Investment Advisory Agreement between the Trust and the Adviser, on behalf of UBS Large Cap Growth Portfolio ('Proposal 3').

     4. To approve or disapprove a proposal to adopt an Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser, on behalf of UBS Large Cap Growth Portfolio ('Proposal 4').

           FOR THE SHAREHOLDERS OF THE UBS HIGH YIELD BOND FUND ONLY:

     5. To approve or disapprove a proposal to adopt an Investment Advisory Agreement between the Trust and the Adviser, on behalf of UBS High Yield Bond Portfolio ('Proposal 5').


     6. To approve or disapprove a proposal to adopt an Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser, on behalf of the UBS High Yield Bond Portfolio ('Proposal 6').


MASTER-FEEDER STRUCTURE AND CERTAIN VOTING MATTERS

     The Trust and the Company are part of a master-feeder fund structure, which means that unlike other mutual funds that directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio, a separate investment company with the same investment objective as such Fund. Shareholders are being asked to vote on the proposals described in this Proxy Statement because the Trust, on behalf of its series, the UBS Small Cap Portfolio, UBS Large Cap Growth Portfolio and UBS High Yield Bond Portfolio (collectively the 'Portfolios', each a 'Portfolio'), has requested that the Company, on behalf of the Funds, vote on such matters. Whenever a Fund is requested to vote on matters pertaining to its corresponding Portfolio, the Company will hold a meeting of that Fund's shareholders and will cast all of its votes proportionately as instructed by the Fund's shareholders.


     Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) with respect to any proposal will be counted for purposes of determining whether a quorum is present at the Meeting. See 'Proxies' below. Fund shareholders who do not vote will not affect the Fund's voting at the Portfolio meeting because the percentage of the Company's votes representing Fund shareholders not voting will be voted by the Company in the same proportion as the Fund shareholders who do vote. Upon receiving the voting results of the Meeting, each of the Funds will then vote its shares in the Trust in accordance with that Fund's shareholder vote at the Meeting.


RECORD DATE


     The Board of Directors of the Company has fixed the close of business on November 10, 1997, as the record date (the 'Record Date') for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment thereof. Only holders of record of shares at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournment thereof. At the close of business on the Record Date, there were outstanding 101,806.268 shares, 27,827.663 shares and 75,519.667 shares of UBS Small Cap Fund, UBS Large Cap Growth Fund and UBS High Yield Bond Fund, respectively.


PROXIES

     Proxy solicitations will be made, beginning on or about December 1, 1997, primarily by mail, but proxy solicitations also may be made by telephone, telefax or personal interviews. The costs of the proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Adviser. Any shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person or by letter to the Secretary of the Company.

     Under the Articles of Incorporation of the Company, the presence in person or by proxy of the holders of record of one-third of the shares issued and outstanding and entitled to vote thereat shall constitute a quorum of any business at all meetings of the shareholders.

     In the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

BACKGROUND

     The Company is an open-end investment company organized as a series fund. The Company is currently authorized to issue shares in eight series, including UBS Small Cap Fund, UBS Large Cap Growth Fund and UBS High Yield Bond Fund. The Company was organized as a Maryland corporation on November 16, 1995.

     The Trust is also an open-end investment company organized as a series fund. The Trust is authorized to issue interests in one or more sub-trusts or series and has issued interests in six series

(three of which are referred herein singly as a 'Portfolio' and collectively as 'Portfolios'), including UBS Small Cap Portfolio, UBS Large Cap Growth Portfolio and UBS High Yield Bond Portfolio. UBS Small Cap Fund invests in UBS Small Cap Portfolio; UBS Large Cap Growth Fund invests in UBS Large Cap Growth Portfolio; and UBS High Yield Bond Fund invests in UBS High Yield Bond Portfolio. The Trust is a common law trust formed under New York law on February 9, 1996.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

     Shareholders are being asked to approve Investment Advisory Agreements between each of the Portfolios and Union Bank of Switzerland, New York Branch (the 'Adviser) and Investment Sub-Advisory Agreements between the Adviser and UBS Asset Management (New York) Inc. (the 'Sub-Adviser') on behalf of each of the Portfolios. The Adviser operates out of offices located at 1345 Avenue of the Americas, New York, New York and is a New York State licensed branch of the Union Bank of Switzerland, a Swiss banking corporation. The Adviser is subject to state and federal banking laws and regulations applicable to a foreign bank that operates a state licensed branch in the United States. The Sub-Adviser also operates out of offices located at 1345 Avenue of the Americas, New York, New York and is a registered investment adviser in the United States. The Sub-Adviser is a wholly-owned subsidiary of UBS Inc. whose parent is Union Bank of Switzerland.


     At a meeting held on May 6, 1997, the Board of Trustees of the Trust (the 'Board'), including a majority of the Trustees not affiliated with the Trust, the Adviser or the Sub-Adviser (the 'Independent Trustees') approved the establishment and operation of the three Portfolios as new series of the Trust, which contemplated that the Adviser would serve as adviser to the Portfolios and that the Sub-Adviser would serve as sub-adviser to the Portfolios.



     The Adviser has acted as adviser for the UBS Small Cap Portfolio and the UBS High Yield Bond Portfolio since their commencement of operations on October 1, 1997 and for the UBS Large Cap Growth Portfolio since its commencement of operations on October 15, 1997. The Sub-Adviser has acted as sub-adviser for the Portfolios commencing on the same dates. The Adviser and Sub-Adviser have acted in such capacity in accordance with the terms of the Initial Advisory and Sub-Advisory Agreements (the 'Agreements'), pending approval of the Agreements by the shareholders of the Portfolios. Neither the Adviser nor the Sub-Adviser have received compensation from the Portfolios for acting in such capacity and will not receive the compensation outlined in the Agreements until shareholders approve the Agreements.



     At a meeting held on November 4, 1997 the Board, including a majority of the Independent Trustees, approved the Agreements, subject to shareholder approval. A copy of the form of the Investment Advisory Agreement is attached hereto as Appendix A. A copy of the form of Investment Sub-Advisory Agreement is attached hereto as Appendix B. A description of the Agreements is provided below under 'Terms of the Advisory and Sub-Advisory Agreements'. Such description is only a summary and is qualified by reference to the attached Appendix A and B.


TERMS OF THE INVESTMENT ADVISORY AGREEMENTS AND THE INVESTMENT SUB-ADVISORY AGREEMENTS

     Investment Advisory Agreements. Under each Advisory Agreement, and subject to the supervision of the Board, the Adviser oversees the investment operations of the Portfolio and the composition of the Portfolio's holdings of securities and other investments, oversees the performance of the Sub-Adviser in connection with its responsibility as agent of the Portfolio to effect portfolio transactions, maintains records with the respect to the Portfolio's securities transactions, establishes performance standards for the Portfolio's third-party service providers and oversees and evaluates the performance of such entities, presents quarterly management reports to the Board, and supervises the preparation of reports for Portfolio shareholders.

     Information with regard to the fees payable under each of the Advisory Agreements is set forth below under each pertinent proposal.

     Each Advisory Agreement may be terminated on 60 days' written notice without penalty, (i) by vote of a majority of the Board, (ii) by vote of a majority of the outstanding voting securities of the Portfolio (as defined by the Investment Company Act of 1940 (the '1940 Act')), or (iii) by the Adviser, provided that each Agreement shall continue in effect for a period of more than two years from its inception date so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. Each Advisory Agreement is dated as of the date of the commencement of operations of the respective Portfolio.

     Investment Sub-Advisory Agreements. Under each Sub-Advisory Agreement, and subject to the supervision of the Board and the Adviser, the Sub-Adviser manages the investment operations of the Portfolio and the composition of the Portfolio's holdings of securities and other investments in accordance with the Portfolio's investment objective and policies, furnishes a continuous investment program for the Portfolio, executes the Portfolio's brokerage transactions, and maintains books and records with respect to the Portfolio's securities transactions.

     Information with regard to the fees payable under each of the Sub-Advisory Agreements is set forth below under each pertinent proposal.


     Each Sub-Advisory Agreement may be terminated on 60 days' written notice without penalty, (i) by vote of a majority of the Board, (ii) by vote of a majority of the outstanding voting securities of the Portfolio (as defined by the 1940 Act), or (iii) by the Sub-Adviser, provided that each Agreement shall continue in effect for a period of more than two years from its inception date so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. Each Sub-Advisory Agreement is dated as of the date of the commencement of operations of the respective Portfolio.


BOARD OF TRUSTEES EVALUATION


     At its meeting on November 4, 1997, the Board, including the Independent Trustees, concluded that entry by each Portfolio into the Agreements would be in the best interest of the Portfolio and the holders of interests in the Portfolio. The Board, including the Independent Trustees, unanimously approved the Agreements and recommended such Agreements for approval of the holders of interests in the Portfolio. The Board of Directors of the Company (the holder of interests in the Portfolios) held a meeting on November 4, 1997, at which meeting the Board of Directors, including the Independent Directors, received a request from the Portfolio to vote the Company's interest in the Portfolios with regard to the approval of such Agreements, and recommended that the approval of such Agreements be passed to the shareholders of the Funds. The Board of Directors of the Company also voted to recommend that the shareholders of the Funds approve such Agreements. The approval of each Agreement will take effect upon the receipt of shareholder approval.


     In evaluating the Agreements, the Board reviewed the materials furnished by the Adviser and the Sub-Adviser prior to the meeting. Those materials included information regarding the Adviser and Sub-Adviser and their personnel, operations of each entity, philosophy of management, performance of the Sub-Adviser with regard to the management of similar private accounts, the terms of the Agreements and the fee and expense structure as proposed as compared to the fee and expense structures of other funds within the peer group. The Board also reviewed their fiduciary obligations with counsel for the Trust. Based on the Board's review and analysis of the material provided and the discussion during the meeting, the Board unanimously agreed that the Agreements be approved and recommended approval by the Shareholders.

     The following are the proposals as they pertain to the Advisory and Sub-Advisory Agreements for each of the Funds and information regarding fees payable under each such Agreement.

              FOR THE SHAREHOLDERS OF THE UBS SMALL CAP FUND ONLY:

         PROPOSAL 1: APPROVAL OR DISAPPROVAL OF THE INVESTMENT ADVISORY
       AGREEMENT BETWEEN UBS INVESTOR PORTFOLIOS TRUST (THE 'TRUST') AND
          UNION BANK OF SWITZERLAND, NEW YORK BRANCH (THE 'ADVISER'),
                      ON BEHALF OF UBS SMALL CAP PORTFOLIO

INVESTMENT ADVISORY AGREEMENT

     The fees payable under the Investment Advisory Agreement between the Trust and the Adviser with respect to the UBS Small Cap Portfolio would be equal, on an annual basis, to 0.60% of the average daily net assets of the Portfolio if there were no fee waiver in effect. The Adviser has agreed to waive fees and reimburse each of the UBS Small Cap Fund and the UBS Small Cap Portfolio for any of their respective operating expenses to the extent that such Fund's total operating expenses (including its share of such Portfolio's expenses) exceed, on an annual basis, 1.20% of the Fund's average daily net assets. The Adviser may modify or discontinue this undertaking at any time in the future with 30 days' prior notice to the Fund.

RECOMMENDATION AND REQUIRED VOTE

     At the Meeting, the shareholders of the UBS Small Cap Fund will vote on Proposal 1. The affirmative vote of the holders of a majority of the outstanding shares of such Fund is required to approve the Investment Advisory Agreement between the Trust and the Adviser with respect to the UBS Small Cap Portfolio. 'Majority' for this purpose under the 1940 Act means the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of such outstanding shares are represented, or (ii) more than 50% of such outstanding shares. A copy of the form of Investment Advisory Agreement is attached to this Proxy Statement as Appendix A.

 THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE UBS SMALL CAP FUND
                   APPROVE THE INVESTMENT ADVISORY AGREEMENT.

         PROPOSAL 2: APPROVAL OR DISAPPROVAL OF INVESTMENT SUB-ADVISORY
             AGREEMENT BETWEEN THE ADVISER AND UBS ASSET MANAGEMENT
                (NEW YORK) INC. (THE 'SUB-ADVISER') ON BEHALF OF
                            UBS SMALL CAP PORTFOLIO

INVESTMENT SUB-ADVISORY AGREEMENT

     The fees payable under the Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser with respect to the UBS Small Cap Portfolio would be equal, on an annual basis, to 0.40% of the Portfolio's first $25 million of average daily net assets, plus 0.325% of the next $25 million of average daily net assets, plus 0.25% of the Portfolio's average daily net assets in excess of $50 million. SUCH FEE WILL BE PAYABLE BY THE ADVISER AND NOT BY THE PORTFOLIO.

RECOMMENDATION AND REQUIRED VOTE

     At the Meeting, the shareholders of the UBS Small Cap Fund will vote on Proposal 2. The affirmative vote of the holders of a majority of the outstanding shares of a Fund is required to approve the Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser with respect to that Portfolio. See 'Recommendation and Required Vote' under Proposal 1 for the definition of 'Majority'. A copy of the form of Investment Sub-Advisory Agreement is attached to this Proxy Statement as Appendix B.

 THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE UBS SMALL CAP FUND
                 APPROVE THE INVESTMENT SUB-ADVISORY AGREEMENT.

          FOR THE SHAREHOLDERS OF THE UBS LARGE CAP GROWTH FUND ONLY:

PROPOSAL 3: APPROVAL OR DISAPPROVAL OF INVESTMENT ADVISORY AGREEMENT BETWEEN THE
                      TRUST AND THE ADVISER, ON BEHALF OF
                         UBS LARGE CAP GROWTH PORTFOLIO

INVESTMENT ADVISORY AGREEMENT

     The fees payable under the Investment Advisory Agreement between the Trust and the Adviser with respect to the UBS Large Cap Growth Portfolio would be equal, on an annual basis, to 0.60% of the average daily net assets of the Portfolio if there were no fee waiver in effect. The Adviser has agreed to waive fees and reimburse each of the UBS Large Cap Growth Fund and the UBS Large Cap Growth Portfolio for any of their respective operating expenses to the extent that such Fund's total operating expenses (including its share of such Portfolio's expenses) exceed, on an annual basis, 1.00% of the Fund's average daily net assets. The Adviser may modify or discontinue this undertaking at any time in the future with 30 days' prior notice to the Fund.

RECOMMENDATION AND REQUIRED VOTE

     At the Meeting, the shareholders of UBS Large Cap Growth Fund will vote on Proposal 3. The affirmative vote of the holders of a majority of the outstanding shares of such Fund is required to approve the Investment Advisory Agreement between the Trust and the Adviser with respect to the Large Cap Growth Portfolio. See 'Recommendation and Required Vote' under Proposal 1 for the definition of 'Majority'. A copy of the form of Investment Advisory Agreement is attached to this Proxy Statement as Appendix A.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE UBS LARGE CAP GROWTH
                FUND APPROVE THE INVESTMENT ADVISORY AGREEMENT.

PROPOSAL 4: APPROVAL OR DISAPPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN
                  THE ADVISER AND THE SUB-ADVISER ON BEHALF OF
                         UBS LARGE CAP GROWTH PORTFOLIO

INVESTMENT SUB-ADVISORY AGREEMENT

     The fees payable under the Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser with respect to the UBS Large Cap Growth Portfolio would be equal, on an annual basis, to 0.30% of the Portfolio's first $25 million of average daily net assets, plus 0.25% of the next $25 million of average daily net assets, plus 0.20% of the Portfolio's average daily net assets in excess of $50 million. SUCH FEE WILL BE PAYABLE BY THE ADVISER AND NOT BY THE PORTFOLIO.

RECOMMENDATION AND REQUIRED VOTE

     At the Meeting, the shareholders of the UBS Large Cap Growth Fund will vote on Proposal 4. The affirmative vote of the holders of a majority of the outstanding shares of such Fund is required to approve the Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser with respect to the Large Cap Growth Portfolio. See 'Recommendation and Required Vote' under Proposal 1 for the definition of 'Majority'. A copy of the form of Investment Sub-Advisory Agreement is attached to this Proxy Statement as Appendix B.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE FUND APPROVE THE
                         INVESTMENT ADVISORY AGREEMENT.

           FOR THE SHAREHOLDERS OF THE UBS HIGH YIELD BOND FUND ONLY:

PROPOSAL 5: APPROVAL OR DISAPPROVAL OF INVESTMENT ADVISORY AGREEMENT BETWEEN THE
                      TRUST AND THE ADVISER, ON BEHALF OF
                         UBS HIGH YIELD BOND PORTFOLIO

INVESTMENT ADVISORY AGREEMENT

     The fees payable under the Investment Advisory Agreement between the Trust and the Adviser with respect to the UBS High Yield Bond Portfolio would be equal, on an annual basis, to 0.45% of the average daily net assets of the Portfolio if there were no fee waiver in effect. The Adviser has agreed to waive fees and reimburse each of the UBS High Yield Bond Fund and the UBS High Yield Bond Portfolio for any of their respective operating expenses to the extent that such Fund's total operating expenses (including its share of such Portfolio's expenses) exceed, on an annual basis, 0.90% of the Fund's average daily net assets. The Adviser may modify or discontinue this undertaking at any time in the future with 30 days' prior notice to the Fund.

RECOMMENDATION AND REQUIRED VOTE

     At the Meeting, the shareholders of UBS High Yield Bond Fund will vote on Proposal 5. The affirmative vote of the holders of a majority of the outstanding shares of such Fund is required to approve the Investment Advisory Agreement between the Trust and the Adviser with respect to the High Yield Bond Portfolio. See 'Recommendation and Required Vote' under Proposal 1 for the definition of 'Majority'. A copy of the form of Investment Advisory Agreement is attached to this Proxy Statement as Appendix A.

           THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE HIGH YIELD BOND FUND APPROVE THE INVESTMENT ADVISORY AGREEMENT.

PROPOSAL 6: APPROVAL OR DISAPPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN
                  THE ADVISER AND THE SUB-ADVISER ON BEHALF OF
                         UBS HIGH YIELD BOND PORTFOLIO

INVESTMENT SUB-ADVISORY AGREEMENT

     The fees payable under the Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser with respect to the UBS High Yield Bond Portfolio would be equal, on an annual basis, to 0.25% of the Portfolio's first $25 million of average daily net assets, plus 0.20% of the next $25 million of average daily net assets, plus 0.15% of the Portfolio's average daily net assets in excess of $50 million. SUCH FEE WILL BE PAYABLE BY THE ADVISER AND NOT BY THE PORTFOLIO.

RECOMMENDATION AND REQUIRED VOTE

     At the Meeting, the shareholders of the UBS High Yield Bond Fund will vote on Proposal 6. The affirmative vote of the holders of a majority of the outstanding shares of such Fund is required to approve the Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser with respect to the High Yield Bond Portfolio. See 'Recommendation and Required Vote' under Proposal 1 for the definition of 'Majority'. A copy of the form of Investment Sub-Advisory Agreement is attached to this Proxy Statement as Appendix B.

           THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE HIGH YIELD BOND FUND APPROVE THE INVESTMENT SUB-ADVISORY AGREEMENT.

GENERAL INFORMATION

     Distributor and Administrator Information. The Distributor for the Funds is First Fund Distributors, Inc., 4455 E. Camelback Road, Phoenix, Arizona 85018. The Administrator for the Funds is Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. The Administrator for the Portfolios is Investors Fund Services (Ireland) Limited, Deloitte & Touche House, 29 Earlsfort Terrace, Dublin 2, Ireland.

     Directors/Executive Officers and Ownership Interest in the Adviser and the Sub-Adviser. Information regarding the Directors, executive officers and ownership interest in the Adviser and Sub-Adviser is set forth in Appendix C.

     Security Ownership of Management and 5% Holders. The Directors and officers of the Company and the Trustees and officers of the Trust as a whole own less than 1% of the outstanding securities of the Funds. Information regarding 5% holders of each Fund is set forth in Appendix D.

SHAREHOLDER PROPOSALS


     Proposals of shareholders which are intended to be presented at a future shareholder meeting must be received by the Company within a reasonable time prior to the Company's solicitation of proxies relating to such future meeting. The Company is an open-end management investment company organized as a Maryland corporation, and as such it is not required to hold, and has no intention of holding, annual meetings, although the Company may hold special shareholder meetings.


OTHER BUSINESS

     The Board of Directors of the Company does not know of any other matters to be considered at the Meeting other than those referred to above. If any other matters are properly presented to the Meeting, it is the intention of proxy holders to vote such proxies on such matters in accordance with their judgment.

                                          By Order of the Board of Directors
                                          SUSAN C. MOSHER
                                          Secretary

December 1, 1997
Boston, Massachusetts

                                                                      APPENDIX A

                                    FORM OF
                         INVESTMENT ADVISORY AGREEMENT

     Agreement, made this       day of                1997, between UBS Investor
Portfolios Trust, a trust organized under the laws of the State of New York (the
'Trust'), on behalf of its series known as UBS                Portfolio (the
'Portfolio'), and Union Bank of Switzerland, New York Branch (the 'Adviser').

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the '1940 Act'); and

     WHEREAS, the Portfolio, a diversified mutual fund, desires to retain the Adviser to render investment advisory and certain related administrative services, and the Adviser is willing to render such services;

     NOW, THEREFORE, this Agreement

                                  WITNESSETH:

that in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

          1. The Portfolio hereby appoints the Adviser to act as investment adviser to the Portfolio for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Adviser may enter into an agreement (the 'Sub-Advisory Agreement') with UBS Asset Management (New York) Inc. (the 'Sub-Adviser') pursuant to which the Sub-Adviser shall furnish to the Portfolio the investment advisory services specified in such agreement. In such event, the Adviser will continue to have responsibility for all investment advisory services furnished pursuant to the Sub-Advisory Agreement.

          2. Subject to the general supervision of the Trustees of the Trust and subject to the terms of the Sub-Advisory Agreement, if any, the Adviser shall oversee the investment operations of the Portfolio and the composition of the Portfolio's holdings of securities and other investments, including commodities and commodities contracts, cash, the purchase, retention and disposition thereof and agreements relating thereto, in accordance with the Portfolio's investment objective and policies as stated in the Registration Statement (as defined in paragraph 3(d) of this Agreement) and in particular in conjunction with the Sub-Adviser:

             (a) the Adviser shall furnish a continuous investment program for the Portfolio and review from time to time the determination by its Sub-Adviser of the securities, commodities, commodity contracts and other investments to be purchased, retained, sold or lent by the Portfolio, and the portion of the assets to be invested or held uninvested as cash;

             (b) the Adviser shall use the same skill and care in the overseeing of the Portfolio's investments as it uses in the administration of other accounts for which it has investment responsibility as agent;

             (c) the Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust, Bylaws and Registration Statement of the Trust and with the instructions and directions of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

             (d) the Adviser shall oversee the performance of the Sub-Adviser in connection with its responsibility as agent of the Portfolio to effect portfolio transactions, all as provided in paragraph 2(d) of the Sub-Advisory Agreement.

             (e) the Adviser shall maintain records with respect to the Portfolio's securities transactions as required by Section 31 of the 1940 Act and the rules and regulations thereunder, to the extent such records are necessary or appropriate to record the Adviser's transactions with respect to the Portfolio;

             (f) the Adviser shall establish performance standards for the Portfolio's third-party service providers and oversee and evaluate the performance of such entities, provide and present quarterly management reports to the Trustees and supervise the preparation of reports for Portfolio shareholders, and the Adviser assumes no liabilities or responsibilities for the performance of the third-party service providers it is overseeing or any other responsibilities under this Agreement other than to render the services called for hereunder, on the terms and conditions provided herein; and

             (g) the investment management services of the Adviser to the Portfolio under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

          3. The Portfolio has delivered copies of each of the following documents to the Adviser and will promptly notify and deliver to it all future amendments and supplements, if any:

             (a) Declaration of Trust of the Trust (such Declaration of Trust, as presently in effect and as amended from time to time, is herein called the 'Declaration of Trust');

             (b) Bylaws of the Trust (such Bylaws, as presently in effect and as amended from time to time, are herein called the 'Bylaws');

             (c) Certified resolutions of the Trustees of the Trust authorizing the appointment of the Adviser and approving the form of this Agreement;

             (d) The Trust's Notification of Registration on Form N-8A and its Registration Statement on Form N-1A (No. 811-7553) each under the 1940 Act (the 'Registration Statement'), each as filed with the Commission on February 28, 1996, and all amendments thereto.

          4. The Adviser agrees that all records that it maintains for the Portfolio pursuant to paragraphs 2(e) and 2(f) of this Agreement are the property of the Portfolio and it will promptly surrender copies of any of such records to the Portfolio upon the Portfolio's request.

          5. During the term of this Agreement the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, other than the cost of securities and investments purchased or sold for the Portfolio (including taxes and brokerage commissions, if any).

          6. For the services provided and the expenses borne pursuant to this Agreement, the Portfolio will pay to the Adviser as full compensation
     therefor a fee at an annual rate equal to   % of the Portfolio's average
     daily net assets. This fee will be computed daily and payable monthly.

          7. The Trust shall not use the name of the Adviser or any of its affiliates in the registration statement or other material relating to the Trust and the Portfolio in a manner not approved by the Adviser prior thereto in writing; provided, however, that the approval of the Adviser shall not be required for any use of its or any affiliate's name that merely refers in accurate and factual terms to the Adviser's appointment hereunder or that is required by the Securities and Exchange Commission or any other appropriate regulatory, governmental or judicial authority; provided, further, that in no event shall such approval be unreasonably withheld or delayed.

          8. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

          9. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust on behalf of the Portfolio at any time, without the payment of any penalty, by vote of a majority of all the Trustees of the Trust or by 'vote of a majority of the outstanding voting securities' of the Portfolio (as defined in the 1940 Act and a rule thereunder) on 60 days' written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 60 days' written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its 'assignment' (as defined in the 1940 Act).

          10. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Trust from time to time, have no authority to act for or represent the Portfolio in any way or otherwise be deemed an agent of the Portfolio.

          11. Notices of any kind to be given to the Adviser by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at 299 Park Avenue, New York, New York 10171, Attention: General Counsel, with a copy to Richard A. Fabietti at Union Bank of Switzerland, New York Branch, 1345 Avenue of the Americas, New York, New York 10105, or at such other address or to such other individual as shall be specified by the Adviser to the Trust. Notices of any kind to be given to the Trust by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Trust c/o IBT Trust Company (Cayman) Ltd. at P.O. Box 501, Cardinal Avenue, George Town, Grand Cayman BWI or at such other address or to such other individual as shall be specified by the Trust to the Adviser.

          12. The Trustees have authorized the execution of this Agreement in their capacity as Trustees and not individually, and the Adviser agrees that neither the shareholders nor the Trustees nor any officer, employee, representative or agent of the Trust shall be personally liable upon, or shall resort be had to their private property for the satisfaction of, obligations given, executed or delivered on behalf of or by the Portfolio and that the Trust shall look solely to the property of the Portfolio for the satisfaction of any claim hereunder.

          13. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

          14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be
executed by their officers designated below as of the       day of
               1997.

                                          UBS INVESTOR PORTFOLIOS TRUST
                                          on behalf of

                                          UBS                   PORTFOLIO

                                          By:  .................................

                                          UNION BANK OF SWITZERLAND,
                                            NEW YORK BRANCH

                                          By:  .................................

                                          By:  .................................

                                                                      APPENDIX B

                                    FORM OF
                       INVESTMENT SUB-ADVISORY AGREEMENT

     Agreement made as of                , 1997 by and between Union Bank of
Switzerland, New York Branch (the 'Adviser') and UBS Asset Management (New York) Inc., (hereinafter called the 'Sub-Adviser').

                                  WITNESSETH:

     WHEREAS, the Adviser has entered into an Investment Advisory Agreement
dated                , 1997 (the 'Advisory Agreement') with UBS Investor
Portfolios Trust, an open-end management investment company registered under the Investment Company Act of 1940 (the '1940 Act') and organized as a trust under the laws of the State of New York (the 'Trust') on behalf of one of its
diversified mutual fund series, UBS                   Portfolio (the
'Portfolio'), pursuant to which the Adviser will act as investment adviser to the Portfolio;

     WHEREAS, the Advisory Agreement contemplates that the Adviser may retain the Sub-Adviser to provide certain investment advisory services to the Portfolio in connection with the management of the Portfolio, and the Sub-Adviser is willing to render such investment advisory services; and

     WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

     NOW, THEREFORE, this Agreement

                                  WITNESSETH:

that in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

          1. The Adviser hereby appoints the Sub-Adviser to act as sub-adviser to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          2. Subject to the general supervision of the Trustees of the Trust and the Adviser, the Sub-Adviser shall manage the investment operations of the Portfolio and the composition of the Portfolio's holdings of securities and other investments, including commodities and commodities contracts, cash, the purchase, retention and disposition thereof and agreements relating thereto, in accordance with the Portfolio's investment objective and policies as stated in the Registration Statement (as defined in paragraph 3(d) of this Agreement) and subject to the following understandings:

             (a) the Sub-Adviser shall furnish a continuous investment program for the Portfolio and determine from time to time the securities, commodities, commodity contracts and other investments to be purchased, retained, sold or lent by the Portfolio, and the portion of the assets to be invested or held uninvested as cash;

             (b) the Sub-Adviser shall use the same skill and care in the management of the Portfolio's investments as it uses in the administration of other accounts for which it has investment responsibility as agent;

             (c) the Sub-Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust, Bylaws and Registration Statement of the Trust and with the instructions and directions of the Trustees of the Trust and the Adviser and will conform to and comply with the requirements of the 1940 Act and all other applicable laws and regulations;

             (d) the Sub-Adviser shall determine the securities to be purchased, sold or lent by the Portfolio and as agent for the Portfolio will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, commodities or commodities contracts; in placing orders, the Sub-Adviser will select the brokers and/or dealers as it shall deem appropriate in conformity with the policy with respect to brokerage as set forth in the Registration Statement; and the Sub-Adviser shall also determine whether or not the Portfolio shall enter into repurchase or reverse repurchase agreements;

             On occasions when the Sub-Adviser deems the purchase or sale of a security, commodity or commodity contract to be in the best interest of the Portfolio as well as other customers of the Sub-Adviser and to the extent permitted by applicable law, the Sub-Adviser may, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain best execution, including lower brokerage commissions, if applicable. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio;

             The Sub-Adviser may execute the Portfolio's brokerage (but not principal) transactions through an affiliate, provided that such transactions are effected in accordance with Rule 17e-1 under the 1940 Act and the Trust's procedures adopted thereunder as such may be amended from time to time;

             (e) the Sub-Adviser shall maintain books and records with respect to the Portfolio's securities transactions in accordance with Rule 204-2 under the Investment Advisers Act of 1940 and shall render to the Trust's Trustees such periodic and special reports as the Trustees may reasonably request; and

             (f) the investment advisory services of the Sub-Adviser to the Portfolio under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others.

          3. The Adviser has delivered copies of each of the following documents to the Sub-Adviser and will promptly notify and deliver to it all future amendments and supplements, if any:

             (a) Declaration of Trust of the Trust (such Declaration of Trust, as presently in effect and as amended from time to time, is herein called the 'Declaration of Trust');

             (b) Bylaws of the Trust (such Bylaws, as presently in effect and as amended from time to time, are herein called the 'Bylaws');

             (c) Certified resolutions of the Trustees of the Trust authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

             (d) The Trust's Notification of Registration on Form N-8A and its Registration Statement on Form N-1A (No. 811-7553) each under the 1940 Act (the 'Registration Statement'), each as filed with the Commission on February 28, 1996, and all amendments thereto.

          4. The Sub-Adviser shall keep the Portfolio's books and records required to be maintained by it pursuant to paragraphs 2(e) of this Agreement. The Sub-Adviser agrees that all records that it maintains for the Portfolio are the property of the Portfolio and it will promptly surrender any of such records to the Portfolio upon the Portfolio's request.

          5. During the term of this Agreement the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, other than the cost of securities and investments purchased or sold for the Portfolio (including taxes and brokerage commissions, if any).

          6. The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

          7. For the services provided and the expenses borne pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation
     therefor a fee at an annual rate equal to    % of the Portfolio's first
     $           million of average daily net assets, plus    % of the next

     $           million of average daily net assets, plus    % of the
     Portfolio's average daily net assets in excess of $           million. This
     fee will be computed daily and payable monthly.

          8. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

          9. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Adviser or by the Trust on behalf of the Portfolio at any time, without the payment of any penalty, on 60 days' written notice to the Sub-Adviser. Termination by the Trust shall be effected by vote of a majority of all the Trustees of the Trust or by 'vote of a majority of the outstanding voting securities' of the Portfolio (as defined in the 1940 Act and a rule thereunder). The Sub-Adviser may also terminate this Agreement at any time, without the payment of any penalty, on 60 days' written notice to the Adviser and to the Trust. This Agreement will automatically and immediately terminate in the event of its 'assignment' (as defined in the 1940 Act) or upon termination of the Advisory Agreement.

          10. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Trust and the Adviser from time to time, have no authority to act for or represent the Portfolio in any way or otherwise be deemed an agent of the Portfolio.

          11. Notices of any kind to be given hereunder shall be in writing and shall be duly given if mailed or delivered as follows: (a) to the Adviser at 299 Park Avenue, New York, New York 10171, Attention: General Counsel, with a copy to Richard A. Fabietti at Union Bank of Switzerland, New York Branch, 1345 Avenue of the Americas, New York, New York 10105; (b) to the Sub-Adviser at 1345 Avenue of the Americas, New York, New York 10105,
     Attention: President; (c) to the Trust, c/o IBT Trust Company (Cayman) Ltd., P.O. Box 501, Cardinal Avenue, George Town, Grand Cayman BWI; or (d) at such other address or to such other individual as any of the foregoing shall designate by notice to the others.

          12. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

          13. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be
executed by their officers designated below as of the day       of
               , 1997.

                                          UNION BANK OF SWITZERLAND,
                                            NEW YORK BRANCH

                                          By:  .................................

                                          By:  .................................

                                          UBS ASSET MANAGEMENT (NEW YORK) INC.

                                          By:  .................................

                                                                      APPENDIX C

                      DIRECTORS AND EXECUTIVE OFFICERS OF
                   UNION BANK OF SWITZERLAND, NEW YORK BRANCH
                                      AND
                      UBS ASSET MANAGEMENT (NEW YORK) INC.

     Set forth below is certain information regarding the Directors and executive officers of the Adviser.


                                          POSITION WITH THE
             NAME AND AGE*                     ADVISOR           BUSINESS EXPERIENCE DURING PAST FIVE YEARS
--------------------------------------- ----------------------  ---------------------------------------------

Dr. HansPeter A. Lochmeier ............ Senior Managing         UBS Investor Portfolios Trust, UBS Private
55                                        Director                Investor Funds, Inc., Trustee and Director
                                                                  (since 1996); Union Bank of Switzerland
                                                                  (Investment Services Department), Division
                                                                  Head.
J. Michael Gaffney .................... Managing Director and   Union Bank of Switzerland (Investment
56                                        Chief Investment        Services Department), Managing Director and
                                          Officer                 Chief Investment Officer (since 1993);
                                                                  Executive Vice President and Chief
                                                                  Investment Officer, USF&G Corporation (1991
                                                                  to 1993).
Lawrence E. Gore ...................... Managing Director       Union Bank of Switzerland (The Private Bank),
41                                                                Managing Director (since 1996); Vice
                                                                  President and Senior Banker.
Peter E. Guernsey Jr.  ................ Managing Director       Union Bank of Switzerland (The Private Bank),
49                                                                Division Head.
Jean M. Martin ........................ Managing Director       Union Bank of Switzerland (The Private Bank),
53                                                                Head of Portfolio Management/Marketing
                                                                  (since May 1996); President and Co-Founder
                                                                  of Meredith, Martin & Kaye, Inc., an
                                                                  investment advisory firm located in New
                                                                  York (1992 to May 1996).
Alfredo F. Roth ....................... Managing Director       Union Bank of Switzerland (International
49                                                                Private Banking), Division Head.
Paul Eckstein ......................... Senior Managing         Union Bank of Switzerland (the Private Bank),
54                                        Director                Head of Private Banking Services Support
                                                                  (since 1997); Head of Branch Operations.


------------

* The address of each Director and executive officer is 1345 Avenue of the Americas, New York, New York 10105.

     Set forth below is certain information regarding the Directors and executive officers of the Sub-Adviser.

                                          POSITION WITH THE
             NAME AND AGE*                   SUB-ADVISOR         BUSINESS EXPERIENCE DURING PAST FIVE YEARS
--------------------------------------- ----------------------  ---------------------------------------------

Arthur Decurtins ...................... Chairman of the Board   Union Bank of Switzerland ('UBS') (Private
48                                        and Director            Banking and Institutional Asset
                                                                  Management), Executive Vice
                                                                  President -- Division Head (since July
                                                                  1996); UBS (Private Banking & Security
                                                                  Administration), Executive Vice
                                                                  President -- Section Head (July 1994 to
                                                                  June 1996); UBS, Senior Vice
                                                                  President -- Asset Management (January 1992
                                                                  to July 1994).
James P. McCaughan .................... President and Director  UBS (Institutional Asset Management)
44                                                                Functional Adviser (September 1994 to
                                                                  October 1996); UBS International Investment
                                                                  London Limited, President and Managing
                                                                  Director (December 1986 to September 1994).
Henry W. Haunss, Jr. .................. Managing Director and   UBS Asset Management (New York) Inc., Head of
54                                        Director                Real Estate.
Robert C. Dinerstein .................. Director and Corporate  UBS, General Counsel.
55                                        Secretary
Victor H. Romley ...................... Managing Director and   UBS, Marketing Representative (since April
58                                        Director                1995); UBS Asset Management (New York)
                                                                  Inc., Head of Natural Resources.
Richard C. Capone ..................... Director                UBS, Executive Vice President & Chief
55                                                                Operating Officer (since July 1996); Senior
                                                                  Managing Director & Branch Manager (January
                                                                  1986 to June 1996).

------------

* The address of each Director and executive officer is 1345 Avenue of the Americas, New York, New York 10105.

                                                                      APPENDIX D

                  SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS

     To the best knowledge of the Company, the names and addresses of the record holders of 5% or more of the outstanding shares of each Fund as of the Record Date, and the amount of outstanding shares owned of record by such holders, are set forth below. The Company has no knowledge of shares held beneficially.


                                NAME AND ADDRESS                                   SHARES HELD    PERCENT OWNERSHIP
--------------------------------------------------------------------------------   -----------    -----------------
SMALL CAP FUND:
Union Bank of Switzerland, NY Branch ...........................................    25,000.000         24.55644
  1345 Avenue of the Americas
  New York, NY 10105
James E. Klabunde & Mara C. Klabunde, TR .......................................     9,955.313          9.77868
  U/A Dated 2/26/92
  FBO Klabunde Revocable Trust
  254 Spring Creek Pl NE
  Albuquerque, NM 87122
Union Bank of Switzerland, NY Branch ...........................................     8,000.000          7.85806
  1345 Avenue of the Americas
  New York, NY 10105

LARGE CAP FUND:
Union Bank of Switzerland, NY Branch ...........................................    12,324.390         44.28826
  1345 Avenue of the Americas
  New York, NY 10105
Union Bank of Switzerland, NY Branch ...........................................     3,295.150         11.84127
  1345 Avenue of the Americas
  New York, NY 10105
Union Bank of Switzerland, NY Branch ...........................................     2,577.830          9.26355
  1345 Avenue of the Americas
  New York, NY 10105
Union Bank of Switzerland, NY Branch ...........................................     1,528.585          5.49304
  1345 Avenue of the Americas
  New York, NY 10105
Arlington Press Profit Sharing Plan ............................................     1,487.210          5.34435
  191 Harrison Avenue
  Brooklyn, NY 11206

HIGH YIELD BOND FUND:
Union Bank of Switzerland, NY Branch ...........................................    15,078.848         19.96678
  1345 Avenue of the Americas
  New York, NY 10105
Union Bank of Switzerland, NY Branch ...........................................    15,078.848         19.96678
  1345 Avenue of the Americas
  New York, NY 10105
Union Bank of Switzerland, NY Branch ...........................................    10,052.566         13.31118
  1345 Avenue of the Americas
  New York, NY 10105
Union Bank of Switzerland, NY Branch ...........................................     7,657.936         10.14032
  1345 Avenue of the Americas
  New York, NY 10105
Union Bank of Switzerland, NY Branch ...........................................     7,539.424          9.98339
  1345 Avenue of the Americas
  New York, NY 10105


                                      D-1

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
                                                                      APPENDIX 1


                            VOTING INSTRUCTION/PROXY
                        UBS PRIVATE INVESTOR FUNDS, INC.
                              200 CLARENDON STREET
                          BOSTON, MASSACHUSETTS 02116

            THIS SOLICITATION IS MADE ON BEHALF OF THE DIRECTORS OF
                UBS Private Investor Funds, Inc. (the 'Company')

     The undersigned appoints Burton Leibert, Richard Fabietti, Martin Flanigan and Paul Jasinski and each of them, with full power of substitution, as attorneys and proxies of the undersigned, and does thereby request that the votes attributable to the undersigned be cast at the Special Meeting of Shareholders of UBS Private Investor Funds, Inc. (the 'Company') to be held at 10:00 a.m., Eastern Standard time, on Monday, December 22, 1997, at the offices of Union Bank of Switzerland, New York Branch, 1345 Avenue of the Americas 10105, and at any adjournment thereof. If a proxy is not received from a particular shareholder, then the votes attributable to him or her will be allocated in the same ratio as votes for which instructions have been received.

THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION/PROXY WILL BE VOTED AS DIRECTED BELOW, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS BELOW.

   THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE PROPOSALS.
                     PLEASE VOTE BY CHECKING YOUR RESPONSE.

              FOR THE SHAREHOLDERS OF THE UBS SMALL CAP FUND ONLY:

1. Approval of an Investment Advisory Agreement between UBS Investor Portfolios    FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
   Trust (the 'Trust') and Union Bank of Switzerland, New York Branch (the
   'Adviser').
2. Approval of an Investment Sub-Advisory Agreement between the Adviser and UBS    FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
   Asset Management (New York) Inc., (the 'Sub-Adviser').
                              FOR THE SHAREHOLDERS OF THE UBS LARGE CAP GROWTH FUND ONLY:
3. Approval of an Investment Advisory Agreement between the Trust and the          FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
   Adviser.
4. Approval of an Investment Sub-Advisory Agreement between the Adviser and the    FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
   Sub-Adviser.
                               FOR THE SHAREHOLDERS OF THE UBS HIGH YIELD BOND FUND ONLY:
5. Approval of an Investment Advisory Agreement between the Trust and the          FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
   Adviser.
6. Approval of an Investment Sub-Advisory Agreement between the Adviser and the    FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
   Sub-Adviser.

                              [LABEL AFFIXED HERE]

TOTAL SHARES ATTRIBUTABLE TO THE UNDERSIGNED: _________

PLEASE VOTE, DATE, SIGN, AND RETURN THIS FORM IN THE ENCLOSED SELF-ADDRESSED        NOTE: THE UNDERSIGNED HEREBY ACKNOWLEDGES
ENVELOPE. ALL PERSONS DESIGNATED ON THE ACCOUNT MUST SIGN THIS FORM. PLEASE         RECEIPT OF THE NOTICE OF ANY PROXY
INDICATE TITLE IF SIGNING IN AN OFFICIAL CAPACITY.                                  HERETOFORE GIVEN WITH RESPECT TO THE VOTES
                                                                                    COVERED BY THIS PROXY.

                                                                                    __________________________________________
                                                                                    Signature

Dated: ______________________________________________________________ , 1997        __________________________________________
                                                                                    Signature If Jointly Held or Title If
                                                                                    Required


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